EXHIBIT 21
CATERPILLAR INC. List of Subsidiaries and Affiliated Companies (as of December 31, 2025)
Direct and Indirect Wholly-Owned Subsidiaries
Name of Company	Where Organized

1214213 B.C. Ltd.	Canada
Asia Power Systems (Tianjin) Ltd.	China
AsiaTrak (Tianjin) Ltd.	China
Banco Caterpillar S.A.	Brazil
Bucyrus Australia Surface Pty. Ltd.	Australia
Bucyrus International (Peru) S.A.	Peru
Bucyrus Mining Australia Pty. Ltd.	Australia
Bucyrus Mining China LLC	Delaware
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (Beijing) Commercial Factoring Co., Ltd.	China
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (China) Machinery Components Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Luxembourg) Investment Co. S.a r.l.	Luxembourg
Caterpillar (Newberry) LLC	Delaware
Caterpillar (NI) Limited	Northern Ireland
Caterpillar (Qingzhou) Ltd.	China
Caterpillar (Shanghai) Trading Co., Ltd.	China
Caterpillar (Suzhou) Co., Ltd.	China
Caterpillar (Suzhou) Logistics Co., Ltd.	China
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England and Wales
Caterpillar (Wujiang) Ltd.	China
Caterpillar (Xuzhou) Ltd.	China
Caterpillar Acquisition Holding Corp.	Delaware
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Arabia Limited	Saudi Arabia
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Asset Intelligence LLC	Delaware
Caterpillar Belgium Holding SRL	Belgium
Caterpillar Brasil Comercio de Maquinas e Pecas Ltda.	Brazil
Caterpillar Brasil Ltda.	Brazil

Caterpillar Castings Kiel GmbH	Germany
Caterpillar Central Asia Limited Liability Partnership	Kazakhstan
Caterpillar Centro de Formacion, S.L.	Spain
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Cote D’Ivoire SARL	Ivory Coast
Caterpillar Crédito, S.A. de C.V., SOFOM, E.N.R.	Mexico
Caterpillar Digital Services & Solutions SARL	Switzerland
Caterpillar Distribution International LLC	Russian Federation
Caterpillar Distribution Services Europe B.V.	Belgium
Caterpillar East Real Estate Holding Ltd.	Japan
Caterpillar Energy Solutions Asia Pacific Pte. Ltd.	Singapore
Caterpillar Energy Solutions GmbH	Germany
Caterpillar Energy Solutions Inc.	Delaware
Caterpillar Energy Solutions, S.A.	Spain
Caterpillar Energy System Technology (Beijing) Co., Ltd.	China
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Engines Kiel GmbH	Germany
Caterpillar Equipos Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Eurasia LLC	Russian Federation
Caterpillar Finance France S.A.	France
Caterpillar Finance Kabushiki Kaisha	Japan
Caterpillar Financial Aftermarket Solutions Corporation	Delaware
Caterpillar Financial Australia Leasing Pty Limited	Australia
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Commercial Account Corporation	Nevada
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Kazakhstan Limited Liability Partnership	Kazakhstan
Caterpillar Financial Leasing (Shanghai) Co., Ltd.	China
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Ireland) p.l.c.	Ireland
Caterpillar Financial Services (UK) Limited	England and Wales
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czechia

Caterpillar Financial Services GmbH	Germany
Caterpillar Financial Services India Private Limited	India
Caterpillar Financial Services Leasing ULC	Canada
Caterpillar Financial Services Limited Les Services Financiers Caterpillar Limitee	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial Services South Africa (Pty) Limited	South Africa
Caterpillar Financial Ukraine LLC	Ukraine
Caterpillar Fluid Systems (Xuzhou) Co., Ltd.	China
Caterpillar Fluid Systems S.r.l.	Italy
Caterpillar Fluid Transfer Solutions Inc.	Delaware
Caterpillar France S.A.S.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Investments S.a r.l.	Luxembourg
Caterpillar Global Mining Equipment LLC	Delaware
Caterpillar Global Mining HMS GmbH	Germany
Caterpillar Global Mining Hong Kong AFC Manufacturing Holding Co., Limited	Hong Kong
Caterpillar Global Mining Hong Kong Limited	Hong Kong
Caterpillar Global Mining LLC	Delaware
Caterpillar Global Mining Mexico LLC	Delaware
Caterpillar Global Mining Services GmbH	Germany
Caterpillar Global Services LLC	Delaware
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holdings Australia Pty. Ltd.	Australia
Caterpillar Hungary Components Manufacturing Ltd.	Hungary
Caterpillar India Engineering Solutions Private Limited	India
Caterpillar India Private Limited	India
Caterpillar Industrial Inc.	Ohio
Caterpillar Industrias Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Industries (Pty) Ltd	South Africa
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance Designated Activity Company	Ireland
Caterpillar International Finance Luxembourg Holding S.à r.l.	Luxembourg
Caterpillar International Finance Luxembourg S.à r.l.	Luxembourg
Caterpillar International Funding Pte. Ltd.	Singapore
Caterpillar International Luxembourg I S.à r.l.	Luxembourg
Caterpillar International Luxembourg II S.à r.l.	Luxembourg
Caterpillar International Services Corporation	Nevada

Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Limited	Ireland
Caterpillar IPX LLC	Delaware
Caterpillar IRB LLC	Delaware
Caterpillar Japan LLC	Japan
Caterpillar Latin America Distribution LLC	Delaware
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Panama, S. de R.L.	Panama
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Latin America Servicios de Chile Limitada	Chile
Caterpillar Latin America Support Services, S. DE R.L.	Panama
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing Operativo Limitada	Chile
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics (Shanghai) Co., Ltd.	China
Caterpillar Logistics (UK) Limited	England and Wales
Caterpillar Logistics Inc.	Delaware
Caterpillar Logistics Services China Limited	Hong Kong
Caterpillar Luxembourg Group S.ar.l.	Luxembourg
Caterpillar Luxembourg LLC	Delaware
Caterpillar Luxembourg S.ar.l.	Luxembourg
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Power UK Limited	England and Wales
Caterpillar Marine Trading (Shanghai) Co., Ltd.	China
Caterpillar Maroc SARL	Morocco
Caterpillar Mexico Engineering Solutions, S. de R.L. de C.V.	Mexico
Caterpillar Mexico Holdings, S. de R.L. de C.V.	Mexico
Caterpillar Mexico II S.a r.l.	Luxembourg
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Mining Chile Servicios Limitada	Chile
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Henstedt-Ulzburg GmbH	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar Netherlands Holding B.V.	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Oil & Gas Services, LLC	Delaware
Caterpillar Operator Training Ltd.	Japan
Caterpillar Overseas Credit Corporation SARL	Switzerland
Caterpillar Overseas Limited	England and Wales

Caterpillar Overseas SARL	Switzerland
Caterpillar Panama Services S.A.	Panama
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generation Systems (Bangladesh) Limited	Bangladesh
Caterpillar Power Generation Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Precision Seals Korea	Korea, Republic Of
Caterpillar Prodotti Stradali S.r.l.	Italy
Caterpillar Product Services Corporation	Missouri
Caterpillar R&D Center (China) Co., Ltd.	China
Caterpillar Ramos Arizpe, S. de R.L. de C.V.	Mexico
Caterpillar Reman Powertrain Indiana LLC	Delaware
Caterpillar Remanufacturing Drivetrain LLC	Delaware
Caterpillar Remanufacturing Services (Shanghai) Co., Ltd.	China
Caterpillar Renting France S.A.S.	France
Caterpillar Reynosa, S.A. de C.V.	Mexico
Caterpillar SARL	Switzerland
Caterpillar Services Germany GmbH	Germany
Caterpillar Servicios Limitada	Chile
Caterpillar Servizi Italia Srl	Italy
Caterpillar Shrewsbury Limited	England and Wales
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Slovakia, s.r.o.	Slovakia
Caterpillar Southern Africa (Pty) Ltd.	South Africa
Caterpillar Sweden AB	Sweden
Caterpillar Switchgear Americas LLC	Delaware
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Tianjin Ltd.	China
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tunnelling Europe Limited	England and Wales
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Engines Company Limited	England and Wales
Caterpillar UK Group Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Undercarriage (Xuzhou) Co., Ltd.	China
Caterpillar Undercarriage Italia S.R.L.	Italy
Caterpillar Underground Mining Pty. Ltd.	Australia
Caterpillar Used Equipment Services Inc.	Delaware
Caterpillar Venture Capital Inc.	Delaware
Caterpillar Work Tools B.V.	Netherlands

Caterpillar Work Tools, LLC	Kansas
Caterpillar World Trading Corporation	Delaware
EDC European Excavator Design Center GmbH	Germany
Electro-Motive Diesel Limited	England and Wales
Electro-Motive Locomotive Technologies LLC	Russian Federation
Electro-Motive Technical Consulting Co. (Beijing) Ltd.	China
EMD International Holdings, Inc.	Delaware
Energy Services International Limited	Bermuda
Enhanced Energy Group LLC	Rhode Island
Equipos de Acuña, S.A. de C.V.	Mexico
ERA Information & Entertainment (BVI) Limited	British Virgin Islands
ERA Mining Machinery Limited	Cayman Islands
F. Perkins Limited	England and Wales
FG Wilson (Engineering) Limited	England and Wales
Five Boroughs Solar LLC	Delaware
GB Holdco (China), Inc.	Delaware
GFCM Comercial Mexico, S.A. de C.V., SOFOM, E.N.R.	Mexico
Hadady Investment, LLC	Illinois
Hadady Properties, LLC	Illinois
Hadady, LLC	Delaware
Hong Kong Siwei Holdings Limited	Hong Kong
Ima Engineering Ltd Oy	Finland
Inmobiliaria Conek, S.A. de C.V.	Mexico
Locomotive Demand Power Pty Ltd.	Australia
Locomotoras Progress Mexico, S. de R.L. de C.V.	Mexico
M2M Data LLC	Colorado
Mak Americas Inc.	Illinois
Motoren Steffens GmbH	Germany
MWM Austria GmbH	Austria
MWM Benelux BV.	Netherlands
MWM France S.A.S	France
MWM Real Estate GmbH	Germany
My Dealer Service Corp.	Delaware
NexGrid Holdings, Inc.	Texas
Nippon Caterpillar LLC	Japan
Onsite Power Exchange Europe GmbH	Germany
Onsite Power Exchange US Inc.	Delaware
Peck Tech Consulting Ltd.	Canada
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines Company Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Engines Group Limited	England and Wales
Perkins Group Limited	England and Wales

Perkins Holdings Limited	England and Wales
Perkins Holdings Limited LLC	Delaware
Perkins India Private Limited	India
Perkins International Inc.	Delaware
Perkins Japan LLC	Japan
Perkins Limited	England and Wales
Perkins Machinery (Changshu) Co., Ltd.	China
Perkins Motores do Brasil Ltda.	Brazil
Perkins Power Systems Technology (Wuxi) Co., Ltd.	China
Perkins Small Engines Limited	England and Wales
Perkins Small Engines LLC	Delaware
Perkins (Wuxi) Trading Co., Ltd.	China
Progress Rail (Thailand) Limited	Thailand
Progress Rail Australia Pty Ltd	Australia
Progress Rail Canada Corporation	Canada
Progress Rail de Mexico, S.A. de C.V.	Mexico
Progress Rail Innovations Private Limited	India
Progress Rail Inspection & Information Systems GmbH	Germany
Progress Rail International Corp.	Delaware
Progress Rail Leasing Canada Corporation	Delaware
Progress Rail Leasing Corporation	Delaware
Progress Rail Leasing de Mexico, S. de R.L. de C.V.	Mexico
Progress Rail Leasing UK Limited	England and Wales
Progress Rail Locomotivas do Brasil Ltda.	Brazil
Progress Rail Locomotive Canada Co.	Canada
Progress Rail Locomotive Chile SpA	Chile
Progress Rail Locomotive Inc.	Delaware
Progress Rail Locomotive Middle East – Sole Proprietorship L.L.C.	United Arab Emirates
Progress Rail Maintenance de Mexico S.A. de C.V.	Mexico
Progress Rail Manufacturing Corporation	Delaware
Progress Rail Recycling de Mexico, S. de R.L. de C.V.	Mexico
Progress Rail SA Proprietary Limited	South Africa
Progress Rail Services Corporation	Alabama
Progress Rail Services Holdings Corp.	Delaware
Progress Rail Services LLC	Delaware
Progress Rail Services UK Limited	England and Wales
Progress Rail Signaling S.p.A.	Italy
Progress Rail Transcanada Corporation	NS, Canada
Progress Rail Welding Corporation	Delaware
PT Bucyrus Indonesia	Indonesia
PT Caterpillar Finance Indonesia	Indonesia
PT Caterpillar Indonesia	Indonesia

PT Caterpillar Indonesia Batam	Indonesia
PT Caterpillar Remanufacturing Indonesia	Indonesia
PT Solar Services Indonesia	Indonesia
PT SPM Surface Products	Indonesia
Pyrrha Investments Limited	England and Wales
Revolution HoldCo Pty Ltd	Australia
S&L Railroad, LLC	Nebraska
SCM Singapore Holdings Pte. Ltd.	Singapore
Servicios de Turbinas Solar, S. de R.L. de C.V.	Mexico
Shandong SEM Machinery Co., Ltd.	China
Solar Turbines (B) Sdn Bhd	Brunei Darussalam
Solar Turbines (Beijing) Trading Services Co., Ltd.	China
Solar Turbines (Thailand) Ltd.	Thailand
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Central Asia Limited Liability Partnership	Kazakhstan
Solar Turbines CIS Limited Liability Company	Russian Federation
Solar Turbines de Republica Dominicana, S.R.L.	Dominican Republic
Solar Turbines Doha Trading and Services W.L.L.	Qatar
Solar Turbines EAME s.r.o.	Czechia
Solar Turbines Egypt Limited Liability Company	Egypt
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines India Private Limited	India
Solar Turbines International Company	Delaware
Solar Turbines Italy S.R.L.	Italy
Solar Turbines Malaysia Sdn Bhd	Malaysia
Solar Turbines Mauritanie, SARL	Mauritania
Solar Turbines Middle East Limited	United Arab Emirates
Solar Turbines Muscat SPC	Oman
Solar Turbines New Zealand Limited	New Zealand
Solar Turbines Overseas Pension Scheme Limited	Guernsey
Solar Turbines Poland Sp. Z.o.o.	Poland
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Services of Argentina S.R.L.	Argentina
Solar Turbines Slovakia s.r.o.	Slovakia
Solar Turbines Switzerland Sagl	Switzerland
Solar Turbines Trinidad & Tobago Limited	Trinidad & Tobago
Solar Turbines Uganda Limited	Uganda
Solar Turbines Vietnam Limited Liability Company	Vietnam
Solar Turbines West-Africa SARL	Gabon
SPM Oil & Gas Arabia	Saudi Arabia

SPM Oil & Gas Bahamas Ltd.	Bahamas
SPM Oil & Gas Canada Ltd.	Canada
SPM Oil & Gas Colombia S.A.S.	Colombia
SPM Oil & Gas FZCO	United Arab Emirates
SPM Oil & Gas Hong Kong Limited	Hong Kong
SPM Oil & Gas Inc.	Texas
SPM Oil & Gas Mexico, S. De R.L. De C.V.	Mexico
SPM Oil & Gas Middle East- L.L.C.- S.P.C.	United Arab Emirates
SPM Oil & Gas PC Canada Ltd.	Canada
SPM Oil & Gas PC LLC	Texas
SPM Oil & Gas PC Singapore Pte. Ltd.	Singapore
SPM Oil & Gas Scotland Limited	Scotland
SPM Oil & Gas Singapore Pte. Ltd.	Singapore
SPM Oil and Gas Muscat LLC	Oman
SPM Trading (Shanghai) Co., Ltd.	China
Tangent Development LLC	Delaware
Tangent Energy Solutions, Inc.	Delaware
Tangent Generation Resources, LLC	Indiana
Tecnologia Modificada, S.A. de C.V.	Mexico
TES MAS23 Energy Storage, LLC	Delaware
TES Winter Street Solar 23 LLC	Delaware
TES WP Airport Solar, LLC	Delaware
Tokyo Rental Ltd.	Japan
Turbinas Solar de Colombia S.A.	Colombia
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach Endustriyel Gaz Turbinleri Sanayi Ve Ticaret Limited	Turkey
Turbomach France SARL	France
Turbomach GmbH	Germany
Turbomach Netherlands B.V.	Netherlands
Turbomach Pakistan (Private) Limited	Pakistan
Turbomach S.A., Unipersonal	Spain
Turner Powertrain Systems Limited	England and Wales
Vasky Energy Ltd.	British Virgin Islands

Majority-Owned Subsidiaries
Name of Company	Where Organized

10G LLC	Delaware
Advanced Filtration Systems Inc.	Delaware
AFSI Europe s.r.o.	Czechia
CCP/Sarcos, L.P.	Delaware
Gale Lane Solar LLC	Delaware

Longbow VoltaGrid Co-Invest LP	Delaware
Magnum Power Products, LLC	Delaware
Wetland Sustainability Fund I, LLC	Delaware

Affiliated Companies (50% and less ownership)
Name of Company	Where Organized

124 Adams Property Holdings LLC	Illinois
1634730 Alberta Ltd.	Canada
Amsted RPS/Schwihag JV LLC	Delaware
AP Operation & Maintenance Limited	Jersey
Asia Power (Private) Limited	Sri Lanka
busybusy, Inc.	Delaware
CAAF Dell' Industria Dell'Emilia Centrale S.P.A.	Italy
Caterpillar Trimble Control Technologies LLC	Delaware
Datong Tongbi Machinery Company Limited	China
Evercompounds LLC	Delaware
Evercompounds S.p.a.	Italy
FlexGen Power Systems, Inc.	Delaware
GTUIT, LLC	Delaware
Guardhat, Inc.	Delaware
Kiden Lease Co., Ltd.	Japan
Lithos Energy, Inc.	Delaware
M.O.P.E.S.A. Motores Power, S.A.	Mexico
MaK Middle East LLC	Dubai
Minesense Technologies Ltd.	Canada
Nagano Kouki Co., Ltd.	Japan
Polyhose India (Rubber) Private Limited	India
Progress Rail Arabia Limited Company	Saudi Arabia
Raptor Mining Peru S.A.C.	Peru
Raptor Mining Products Brazil Intermediacao e Participacoes Ltda.	Brazil
Raptor Mining Products Chile SpA	Chile
Raptor Mining Products Inc.	Canada
Raptor Wear Products (USA), Inc.	Delaware
Rensel Co.	Japan
Shanghai Raptor Mining Co., Ltd.	China
Stream Systems Ltd.	Canada
Turboservices Overhaul Sdn. Bhd.	Malaysia
Turboservices SDN BHD	Malaysia
Undercarriage and Tractor Parts Private Limited	India
Vector Hydraulics Private Limited	India

WESCO LLC	United Arab Emirates
VoltaGrid LLC	Texas
Xi'an FC Intelligence Transmission Co., Ltd.	China
Yeep Co.	Japan